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                                                                                                                 Office Use Only:

                                                                         ----------------------------
                                                                                 ARTICLES OF
                                                                                INCORPORATION
                                                                             (PURSUANT TO NRS 78)
                                                                         ----------------------------

                      DEAN HELLER
                      Secretary of State

                      202 North Carson Street
                      Carson City, Nevada  89701-4201
                      (775) 684-5708


                                               IMPORTANT: READ ATTACHED INSTRUCTIONS BEFORE COMPLETING
------------------------------- ---------------------------------------------------------------------------------------------------
1. NAME OF CORPORATION          ATLANTIC COASTAL PROPERTIES, INC.
                                ----------------------------------------------- ---------------------------------------------------
2. RESIDENT  AGENT NAME AND     NAME
   STREET ADDRESS:                LaVonne Frost
   (MUST BE NEVADA
   ADDRESS WHERE
   PROCESS MAY BE SERVED)       STREET ADDRESS                                  CITY                                 ZIP
                                  1414 E. Telegraph St.                         Carson City                  Nevada  89701
                                ---------------------------------------------------------------------------------------------------
3. SHARES:                      Number of shares                      Par value:                        Number of shares
   (NO. OF SHARES CORPORATION   with par value:                       $0.001                            without par value:
   AUTHORIZED TO ISSUE)         50,000,000                                                                -0-
                                ---------------------------------------------------------------------------------------------------
4. NAMES, ADDRESSES,            The First Board of Directors/Trustees shall consist of         2        members whose names and
   NUMBER OF BOARD OF                                                                           Addresses are as follows:
   DIRECTORS/TRUSTEES:          1. NAME   Thomas F. Pierson
                                STREET ADDRESS                            CITY                      STATE             ZIP
                                1004 Depot Hill Road, Ste 1-E       Broomfield                         CO       80020

                                2. NAME J. Dean Burden

                                STREET ADDRESS                            CITY                      STATE             ZIP
                                2011 N.E. 60th Street                     Fort Lauderdale           FL                33308

                                3. NAME

                                STREET ADDRESS                            CITY                      STATE             ZIP


                                4. NAME

                                STREET ADDRESS                            CITY                      STATE             ZIP
                                ---------------------------------------------------------------------------------------------------
5. PURPOSE                      The purpose of this corporation shall be:
  (OPTIONAL-SEE                 INSTRUCTIONS)  Engage  in  any  lawful  business
                                authorized  by the laws of  Nevada  or any other
                                state  or  other   jurisdiction   in  which  the
                                corporation may be authorized to do business.
                                ---------------------------------------------------------------------------------------------------
6. OTHER MATTERS:               Number of addition pages: -0- (SEE INSTRUCTIONS)
                                ---------------------------------------------------------------------------------------------------
7. NAMES,  ADDRESSES            Thomas F. Pierson  __________________________________
   AND SIGNATURES OF            NAME                Signature
   INCORPORATORS:
                                STREET    ADDRESS    CITY      STATE       ZIP

  (IF MORE THAN TWO             1004 Depot Hill Rd., #1E                   Broomfield                CO                80020
  INCORPORATORS, PLEASE
  ATTACH ADDITIONAL PAGES)                                                                 __________________________________
                                NAME                                                       Signature
                                STREET ADDRESS                            CITY                      STATE             ZIP

                                ---------------------------------------------------------------------------------------------------
8. CERTIFICATE OF               I, LaVonne Frost                          hereby accept appointment as Resident Agent for the above
  ACCEPTANCE OF                                                           Names corporation.
  APPOINTMENT OF
  RESIDENT AGENT:               ______________________________________________________              October 21, 2002
                                Authorized Signature of Resident Agent or Resident Agent Company    DATE
                                ---------------------------------------------------------------------------------------------------
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